SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange  Act of 1934


   Date of Report (Date earliest event reported) June 4, 1998
                                                  -------------


                 Eastco Industrial Safety Corp.
                -----------------------------------
       (Exact name of registrant as specified in charter)

New York                      0-8027              11-1874010
------------                  --------            ---------------
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)             File Number)        Identification
                                                  Number)


            130 West 10th Street, Huntington Station, New York
                             11746
     ------------------------------------------------------------
                         (Address of principal executive offices)

Registrant's telephone number, including area code (516) 428-1802
                                                  ---------------


_________________________________________________________
_________________________________________________________

  (Former name or former address, if changed since last report.)


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Item 4.   Changes in Registrant's Certifying Accountant.

          (a) Effective June 4, 1998 the Company replaced Cornick, Garber & Sandler, LLP ("Cornick") as its independent public accountants. Cornick had served as the Company's independent public accountants for the Company during the last two fiscal years ended June 30, 1997. During such periods, the reports prepared by Cornick did not contain any adverse opinions or disclaimer of opinions nor were they qualified or modified as to audit scope or accounting principles. Their report on the financial statements for the year ended June 30, 1996 contained an emphasis of a matter paragraph relating to various lawsuits pending against the Company.

               The decision to change accountants was recommended and approved by the Company's audit committee.
               The Company made the change because its strategic expansion both domestically and internationally required the services of an international accounting firm that offers greater breadth of management services. During the audit for the year ended June 30, 1997, certain errors in the Company's inventories were discovered by Cornick which were discussed with the Company and the audit committee of the Board of Directors. As a result, Cornick extended their audit procedures enabling them to complete the audit. The Company and its audit committee have implemented the necessary controls to insure that this does not recur. There were no disagreements with Cornick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures while Cornick served as the Company's independent public accountants.

          (b)  Effective June 4, 1998 Arthur Andersen LLP
               ("Andersen") was named as the Company's
               independent public accountants. Andersen was not previously consulted by the Company with respect to any matter preceding the date of their appointment.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibit 16          Letter from Cornick Garber &
                                   Sandler, LLP dated June 4,
                                   1998.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 4, 1998

                                   EASTCO INDUSTRIAL SAFETY CORP.


                                   By: /s/ ARTHUR WASSERSPRING
                                           -------------------
                                           ARTHUR WASSERSPRING
                                           Vice-President Finance
                                           Chief Financial Officer


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